Filed under Rule 497(e) and 497(k)

Registration No. 002-83631

VALIC Company I

Core Equity Fund

(the “Fund”)

Supplement dated October 30, 2017, to the Fund’s

Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) dated October 1, 2017, as amended

At the October 23-24, 2017 meeting of the Board of Directors (the “Board”) of VALIC Company I (“VC I“), the Board approved an amendment to the Investment Sub-Advisory Agreement (the “Amendment”) between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock Investment Management, LLC (“BlackRock”) with respect to the Fund. Under the Amendment, effective November 1, 2017, VALIC will pay BlackRock a subadvisory fee equal to 0.250% on the first $500 million, 0.235% on the next $500 million, and 0.210% thereafter. Prior to November 1, 2017, VALIC paid BlackRock a subadvisory fee with respect to the Fund equal to 0.350% on the first $250 million, 0.325% on the next $250 million, 0.300% on the next $500 million and 0.275% thereafter.

At the meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Fund. Pursuant to the Fee Waiver Agreement, VALIC is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to VALIC under the Investment Advisory Agreement with VC I (the “Advisory Agreement”) is 0.62% on the first $250 million, 0.57% on the next $250 million, 0.52% on the next $500 million, and 0.47% on assets over $1 billion. This Fee Waiver Agreement will become effective on November 1, 2017, and will continue in effect until September 30, 2018, unless earlier terminated by mutual agreement of the Board and VALIC. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory Agreement. VALIC may not recoup any advisory fees waived with respect to the Fund pursuant to the Fee Waiver Agreement.

Additionally, effective November 13, 2017, the following changes are made to the Prospectus and the Statement of Additional Information:

All information with respect to Carrie King, a portfolio manager of the Fund associated with BlackRock, is hereby deleted in its entirety.

In the section of the prospectus entitled “Management – Investment Sub-Advisers – BlackRock Investment Management, LLC (“BlackRock”),” the second, third and fourth paragraphs on page 157 of the Prospectus with respect to the Fund is deleted in its entirety and replaced with the following:

The Core Equity Fund is managed by BlackRock’s U.S. Income & Value Team.

Todd Burnside, Director, is a member of the Fundamental Active Equity division of BlackRock’s Active Equities Group. Mr. Burnside is a portfolio manager on the US Income & Value Team. Previously, he had responsibility for fundamental research coverage of US large cap equities, with a focus on the Consumer Discretionary, Financials and Telecommunications sectors. Mr. Burnside joined BlackRock in 2008. Previously, he was an analyst with Morgan Stanley Investment Management from 2003 to 2008, where he was responsible for covering US large cap industrials and consumer stocks. Prior to that, he was a software equity analyst with Prudential Securities from 1999 to 2001. He began his career as an analyst with Nasdaq-Amex in 1997. Mr. Burnside earned a BS degree in Finance from Penn State University in 1997 and an MBA degree in Finance from New York University in 2003.

Joseph Wolfe, CFA, CQF, FRM, Director is a member of the Fundamental Active Equity division of BlackRock’s Active Equities Group. Mr. Wolfe is a portfolio manager on the US Income & Value Team. Previously, he was the Lead Quantitative Analyst for the Large Cap Series Team. Prior to this role, he served as the head of the Quantitative Alpha Research Group. Before joining BlackRock in 2012, Mr. Wolfe was the head of Quantitative Active Research at Northern Trust in Chicago where he directed quantitative research across the active equity teams, developed ETF strategies for FlexShares and co-managed several active mutual funds. Prior to joining Northern Trust in 2005, Mr. Wolfe was a senior quantitative analyst for the State Teachers Retirement System of Ohio where he co-managed several quantitative strategies and served as a risk manager. Mr. Wolfe earned a BS degree in Economics from Slippery Rock University and holds advanced degrees in Economics from Kent State University and the Ohio State University. He is also a Chartered Financial Analyst and Certified Financial Risk Manager, and has obtained his Certificate in Quantitative Finance.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus and SAI, as applicable.

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